SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

On January 15, 2020, the partnership issued medium term notes for C$400 million at 3.93% per annum, with a term of seven years. Interest on the notes are payable semi-annually.

On January 15, 2020, the partnership additionally issued medium term notes for C$100 million at 4.346% per annum, at an implied yield of 3.02%, with a term of 3.5 years. Interest on the notes are payable semi-annually.

On February 4, 2020, the board of directors declared a quarterly distribution on the partnership’s LP Units of $0.3325 per unit ($1.33 on an annualized basis) payable on March 31, 2020 to unitholders of record at the close of business on February 28, 2020.

On February 18, 2020, the partnership issued $287.5 million of our Class A Cumulative Redeemable Perpetual Preferred Units, Series 3 at a coupon rate of 5.75% per annum, payable quarterly in arrears.